EXHIBIT 12

  HYPOTHETICAL ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND CASH VALUES

It is impossible to illustrate exactly how a Policy will perform in the future. However, you can illustrate how the Policy works and may be able to better compare a Policy with other life insurance plans, using hypothetical illustrations based on the personal characteristics of the Insured(s) as well as certain assumptions about the future. You can also do this by requesting from us personalized hypothetical illustrations based on: (a) the Age(s) of the Insured(s); (b) the tobacco usage class and expected risk class(es) of the Insured(s); (c) the gender of the Insured(s), where permitted; (d) the Face Amount you seek or the amount of Premium you intend to pay; and (e) applicable cost of insurance charges.

The hypothetical illustrations that follow show the changes in the Death Benefit, Account Value and Cash Value over time based on certain assumptions. All values are provided as of the end of each Policy Year shown. The assumptions used are as follows:

1. Hypothetical average annual gross rates of return in the Portfolios of 0%, 6% and 12%. Of course, actual investment performance is not a constant rate. If the hypothetical gross rate of return were to fluctuate above or below the 0%, 6% or 12% average over a period of years, the Death Benefit, Account Value and Cash Value may be different. For hypothetical rates of return of 0% and 6%, the illustrations will indicate if a Policy would lapse. HYPOTHETICAL RATES OF RETURN ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE.

2. Hypothetical constant expense ratios of 1.15% for the Portfolios. The total annual expenses for the underlying mutual funds are shown in the section entitled "Variable Investment Options." The 1.15% hypothetical expense ratio is the average of the actual total annual expenses for all available Portfolios as of December 31, 1999. Certain of the Portfolios have not been in existence for a full year and, therefore, the total annual expenses for those Portfolios are estimated and annualized. The 1.15% hypothetical expense ratio, when deducted from the hypothetical average annual gross rates of return equals a hypothetical average annual net rate of return of -1.15%, 4.85% and 10.85%, respectively.

3. The mortality and expense risk charge assessed against the assets in the Separate Account at an annualized rate of 0.90%. The charge for administrative expenses connected with operating the Separate Account is 0.25% per year. It is also assumed that there is no tax charge assessed against the Separate Account.

4. The charges under the Policy, including the cost of insurance charges that differ by gender, tobacco usage class and attained age. It is assumed that there are no transfer fees applicable. The hypothetical illustrations are presented based on both the current and guaranteed cost of insurance charges.

5. There are no loans, loan repayments, withdrawals, accelerated death benefit payments or amounts paid to maintain the Policy in effect during a grace period. The hypothetical values will include Cash Value Credits, if applicable.

6. The Age(s) and, where applicable, gender of the Insured(s) shown in each illustration. The cost of insurance charges differ based on the age(s) of the Insured(s) on the Policy Date and, where permitted by law, the gender of the Insured(s).

7. The Insured(s) is/are eligible for the no tobacco use class. For each gender and age classification, the cost of insurance rate for the "No Tobacco Use" classification is .35% lower than the rate for the "Tobacco Usage" classification.

8. The Insured(s) is/are considered to be in the preferred risk class. If the Insured is/are placed in a substandard risk class, the values for the Death Benefit will differ; however, the applicable Account Value and Cash Value will not differ because the risk classification does not impact charges under the Policy.

9.       The Premium and Face Amount are as shown in each illustration.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------------------------------------------------------------------------------------------------------------------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount   Issue Age(s)       Male/Female       Single Life/    Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $55,346               55                 Male           Single Life             0%              No Usage
                                                                                                     (-1.15% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value       Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $24,107             $21,607             $51,818            $24,006            $21,506            $51,601
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 23,244             20,869              48,533              23,040            20,665              48,106
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 22,412             20,162              45,472              22,103            19,853              44,845
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 21,608             19,608              42,620              21,194            19,194              41,803
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 20,832             19,082              39,963              20,312            18,562              38,965
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 20,083             18,583              37,487              19,456            17,956              36,317
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 19,359             18,109              35,181              18,626            17,376              33,847
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 18,661             17,661              33,033              17,820            16,820              31,543
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 17,987             17,237              31,033              17,037            16,287              29,394
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                17,336             17,336              29,171              16,277            16,277              27,389
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                16,817             16,817              27,616              15,641            15,641              25,686
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                16,312             16,312              26,159              15,014            15,014              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                15,822             15,822              25,000              14,364            14,364              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                15,346             15,346              25,000              13,680            13,680              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                14,883             14,883              25,000              12,955            12,955              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                14,433             14,433              25,000              12,178            12,178              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17                13,996             13,996              25,000              11,337            11,337              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18                13,571             13,571              25,000              10,413            10,413              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19                13,158             13,158              25,000              9,386              9,386              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20                12,757             12,757              25,000              8,234              8,234              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25                10,915             10,915              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30                9,319               9,319              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35                7,935               7,935              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount    Issue Age(s)       Male/Female       Single Life/   Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $55,346               55                 Male           Single Life             6%              No Usage
                                                                                                     (4.85% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $25,554             $23,054             $54,929            $25,447            $22,947            $54,698
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 26,121             23,746              54,539              25,891            23,516              54,059
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 26,701             24,451              54,175              26,333            24,083              53,428
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 27,295             25,295              53,837              26,772            24,772              52,805
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 27,902             26,152              53,526              27,206            25,456              52,190
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 28,524             27,024              53,245              27,635            26,135              51,584
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 29,161             27,911              52,992              28,057            26,807              50,986
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 29,812             28,812              52,771              28,470            27,470              50,395
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 30,478             29,728              52,585              28,871            28,121              49,813
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                31,160             31,160              52,434              29,261            29,261              49,237
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                32,067             32,067              52,659              29,831            29,831              48,988
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                33,000             33,000              52,920              30,394            30,394              48,741
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                33,962             33,962              53,215              30,951            30,951              48,497
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                34,952             34,952              53,543              31,501            31,501              48,255
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                35,973             35,973              53,905              32,042            32,042              48,015
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                37,024             37,024              54,306              32,573            32,573              47,778
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17                38,106             38,106              54,749              33,090            33,090              47,542
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18                39,221             39,221              55,242              33,589            33,589              47,309
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19                40,370             40,370              55,789              34,067            34,067              47,079
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20                41,553             41,553              56,392              34,523            34,523              46,851
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25                48,025             48,025              60,172              36,510            36,510              45,745
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30                55,947             55,947              65,676              38,080            38,080              44,702
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35                65,531             65,531              72,748              39,393            39,393              43,731
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount    Issue Age(s)       Male/Female       Single Life/   Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $55,346               55                 Male           Single Life            12%              No Usage
                                                                                                     (10.85% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $27,001             $24,501             $58,040            $26,888            $24,388            $57,796
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 29,165             26,790              60,895              28,908            26,533              60,359
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 31,505             29,255              63,921              31,071            28,821              63,040
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 34,035             32,035              67,131              33,383            31,383              65,845
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 36,771             35,021              70,539              35,854            34,104              68,779
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 39,729             38,229              74,160              38,491            36,991              71,849
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 42,928             41,678              78,010              41,304            40,054              75,059
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 46,387             45,387              82,111              44,300            43,300              78,418
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 50,127             49,377              86,485              47,487            46,737              81,930
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                54,306             54,306              91,382              50,873            50,873              85,604
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                59,222             59,222              97,253              54,962            54,962              90,258
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                64,585             64,585              103,570             59,346            59,346              95,168
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                70,437             70,437              110,367             64,044            64,044             100,351
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                76,829             76,829              117,692             69,079            69,079             105,820
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                83,827             83,827              125,615             74,468            74,468             111,591
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                91,463             91,463              134,157             80,259            80,259             117,724
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17                99,795             99,795              143,380             86,444            86,444             124,198
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18               108,885             108,885             153,361             93,031            93,031             131,030
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19               118,804             118,804             164,179            100,034            100,034            138,240
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20               129,626             129,626             175,915            107,470            107,470            145,848
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25               200,445             200,445             251,148            152,202            152,202            190,702
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30               309,957             309,957             363,858            212,544            212,544            249,505
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35               479,299             479,299             532,089            294,340            294,340            326,758
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount    Issue Age(s)       Male/Female       Single Life/   Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $62,362               55                Female          Single Life             0%              No Usage
                                                                                                     (-1.15% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $24,143             $21,643             $58,448            $24,016            $21,516            $58,141
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 23,315             20,940              54,787              23,066            20,691              54,203
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 22,514             20,264              51,359              22,150            19,900              50,529
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 21,739             19,739              48,147              21,267            19,267              47,101
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 20,990             19,240              45,138              20,416            18,666              43,904
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 20,266             18,766              42,321              19,595            18,095              40,921
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 19,566             18,316              39,688              18,802            17,552              38,138
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 18,889             17,889              37,230              18,032            17,032              35,542
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 18,234             17,484              34,940              17,285            16,535              33,121
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                17,601             17,601              32,805              16,559            16,559              30,862
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                17,100             17,100              31,016              15,958            15,958              28,944
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                16,613             16,613              29,335              15,371            15,371              27,142
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                16,139             16,139              27,754              14,800            14,800              25,452
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                15,677             15,677              26,264              14,238            14,238              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                15,228             15,228              25,000              13,661            13,661              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                14,790             14,790              25,000              13,063            13,063              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17                14,365             14,365              25,000              12,435            12,435              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18                13,950             13,950              25,000              11,768            11,768              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19                13,547             13,547              25,000              11,049            11,049              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20                13,155             13,155              25,000              10,265            10,265              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25                11,346             11,346              25,000              4,761              4,761              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30                9,766               9,766              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35                8,386               8,386              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount    Issue Age(s)       Male/Female       Single Life/   Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $62,362               55                Female          Single Life             6%              No Usage
                                                                                                     (4.85% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $25,593             $23,093             $61,957            $25,458            $22,958            $61,631
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 26,200             23,825              61,567              25,921            23,546              60,911
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 26,822             24,572              61,188              26,389            24,139              60,199
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 27,460             25,460              60,818              26,864            24,864              59,498
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 28,114             26,364              60,457              27,346            25,596              58,805
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 28,784             27,284              60,110              27,833            26,333              58,122
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 29,471             28,221              59,781              28,322            27,072              57,448
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 30,175             29,175              59,476              28,809            27,809              56,783
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 30,897             30,147              59,203              29,291            28,541              56,127
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                31,636             31,636              58,963              29,767            29,767              55,479
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                32,606             32,606              59,139              30,434            30,434              55,199
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                33,606             33,606              59,342              31,103            31,103              54,921
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                34,638             34,638              59,569              31,776            31,776              54,646
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                35,703             35,703              59,815              32,455            32,455              54,373
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                36,801             36,801              60,081              33,140            33,140              54,103
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                37,934             37,934              60,371              33,828            33,828              53,836
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17                39,103             39,103              60,694              34,514            34,514              53,571
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18                40,309             40,309              61,059              35,192            35,192              53,308
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19                41,553             41,553              61,476              35,857            35,857              53,048
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20                42,836             42,836              61,949              36,504            36,504              52,791
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25                49,888             49,888              65,138              39,474            39,474              51,541
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30                58,711             58,711              70,456              41,962            41,962              50,356
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35                69,297             69,297              77,458              44,060            44,060              49,249
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount    Issue Age(s)       Male/Female       Single Life/   Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $62,362               55                Female          Single Life            12%              No Usage
                                                                                                     (10.85% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $27,042             $24,542             $65,466            $26,900            $24,400            $65,122
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 29,253             26,878              68,742              28,941            26,566              68,009
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 31,648             29,398              72,197              31,137            28,887              71,030
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 34,241             32,241              75,836              33,498            31,498              74,191
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 37,050             35,300              79,673              36,038            34,288              77,497
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 40,091             38,591              83,722              38,766            37,266              80,955
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 43,385             42,135              88,003              41,694            40,444              84,573
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 46,951             45,951              92,542              44,828            43,828              88,357
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 50,814             50,064              97,367              48,177            47,427              92,314
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                55,134             55,134              102,758             51,752            51,752              96,454
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                60,216             60,216              109,216             56,070            56,070             101,697
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                65,769             65,769              116,135             60,726            60,726             107,230
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                71,836             71,836              123,540             65,747            65,747             113,068
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                78,482             78,482              131,484             71,167            71,167             119,229
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                85,760             85,760              140,009             77,024            77,024             125,746
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                93,714             93,714              149,141             83,356            83,356             132,657
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17               102,404             102,404             158,946             90,165            90,165             139,948
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18               111,901             111,901             169,504             97,467            97,467             147,641
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19               122,278             122,278             180,904            105,280            105,280            155,757
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20               133,618             133,618             193,234            113,625            113,625            164,321
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25               208,181             208,181             271,819            164,494            164,494            214,778
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30               324,354             324,354             389,241            234,038            234,038            280,857
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35               505,354             505,354             564,873            328,845            328,845            367,575
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount    Issue Age(s)       Male/Female       Single Life/   Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $75,420               55                Female           Joint Life             0%              No Usage
                                                55                 Male                              (-1.15% net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $24,238             $21,738             $70,316            $24,238            $21,738            $70,316
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 23,493             21,118              65,554              23,493            21,118              65,554
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 22,764             20,514              61,113              22,764            20,514              61,113
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 22,052             20,052              56,969              22,052            20,052              56,969
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 21,355             19,605              53,105              21,355            19,605              53,105
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 20,672             19,172              49,500              20,672            19,172              49,500
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 20,003             18,753              46,138              20,003            18,753              46,138
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 19,348             18,348              43,002              19,348            18,348              43,002
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 18,706             17,956              40,082              18,704            17,954              40,077
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                18,085             18,085              37,377              18,071            18,071              37,349
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                17,597             17,597              35,101              17,563            17,563              35,032
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                17,122             17,122              32,982              17,058            17,058              32,858
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                16,660             16,660              31,009              16,556            16,556              30,817
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                16,208             16,208              29,171              16,058            16,058              28,901
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                15,768             15,768              27,460              15,563            15,563              27,102
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                15,340             15,340              25,867              15,071            15,071              25,414
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17                14,922             14,922              25,000              14,577            14,577              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18                14,515             14,515              25,000              14,062            14,062              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19                14,118             14,118              25,000              13,517            13,517              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20                13,731             13,731              25,000              12,932            12,932              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25                11,938             11,938              25,000              8,893              8,893              25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30                10,361             10,361              25,000                16                16                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35                8,974               8,974              25,000                0                  0                25,000
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount    Issue Age(s)       Male/Female       Single Life/   Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $75,420               55                Female           Joint Life             6%              No Usage
                                                55                 Male                              (4.85 % net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $25,693             $23,193             $74,538            $25,693            $23,193            $74,538
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 26,400             24,025              73,667              26,400            24,025              73,667
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 27,121             24,871              72,808              27,121            24,871              72,808
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 27,855             25,855              71,962              27,855            25,855              71,962
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 28,602             26,852              71,128              28,602            26,852              71,128
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 29,361             27,861              70,305              29,361            27,861              70,305
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 30,130             28,880              69,494              30,130            28,880              69,494
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 30,907             29,907              68,694              30,907            29,907              68,694
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 31,695             30,945              67,912              31,691            30,941              67,904
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                32,503             32,503              67,176              32,478            32,478              67,126
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                33,551             33,551              66,922              33,485            33,485              66,791
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                34,633             34,633              66,711              34,503            34,503              66,460
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                35,751             35,751              66,544              35,530            35,530              66,133
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                36,907             36,907              66,423              36,565            36,565              65,808
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                38,100             38,100              66,349              37,605            37,605              65,487
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                39,333             39,333              66,328              38,647            38,647              65,169
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17                40,608             40,608              66,363              39,684            39,684              64,854
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18                41,924             41,924              66,464              40,712            40,712              64,542
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19                43,284             43,284              66,637              41,723            41,723              64,233
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20                44,689             44,689              66,889              42,711            42,711              63,927
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25                52,578             52,578              69,567              47,192            47,192              62,440
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30                62,510             62,510              75,214              50,851            50,851              61,186
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35                74,349             74,349              83,095              54,247            54,247              60,629
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


------------------------------------------------------------------------------------------------------------------------------------

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                 Modified Single Premium Variable Life Insurance

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                            Illustration Assumptions:

------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
 Initial Premium    Initial Face Amount    Issue Age(s)       Male/Female       Single Life/   Hypothetical Rate     Tobacco Usage
                                                                                Joint Life         of Return        Classification
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------

     $25,000              $75,420               55                Female           Joint Life            12%              No Usage
                                                55                 Male                             (10.85 % net)
------------------- -------------------- ------------------ ------------------- ----------------- ------------------- --------------
------------------- ----------------------------------------------------------- ----------------------------------------------------
End of Policy Year                       Current Charges                                          Guaranteed Charges

                    ----------------------------------------------------------- ----------------------------------------------------
                    ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
                      Account Value        Cash Value         Death Benefit      Account Value       Cash Value        Death Benefit
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        1                $27,148             $24,648             $78,759            $27,148            $24,648            $78,759
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        2                 29,477             27,102              82,252              29,477            27,102              82,252
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        3                 32,000             29,750              85,908              32,000            29,750              85,908
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        4                 34,734             32,734              89,732              34,734            32,734              89,732
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        5                 37,692             35,942              93,734              37,692            35,942              93,734
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        6                 40,893             39,393              97,920              40,893            39,393              97,920
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        7                 44,353             43,103              102,300             44,353            43,103             102,300
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        8                 48,089             47,089              106,881             48,089            47,089             106,881
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        9                 52,124             51,374              111,687             52,118            51,368             111,674
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        10                56,642             56,642              117,066             56,600            56,600             116,978
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        11                61,957             61,957              123,582             61,836            61,836             123,341
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        12                67,773             67,773              130,545             67,518            67,518             130,056
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        13                74,138             74,138              137,993             73,680            73,680             137,141
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        14                81,130             81,130              146,014             80,377            80,377             144,660
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        15                88,787             88,787              154,617             87,632            87,632             152,606
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        16                97,167             97,167              163,851             95,470            95,470             160,990
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        17               106,337             106,337             173,782            103,922            103,922            169,834
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        18               116,374             116,374             184,491            113,014            113,014            179,165
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        19               127,357             127,357             196,069            122,771            122,771            189,009
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        20               139,378             139,378             208,614            133,218            133,218            199,395
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        25               218,795             218,795             289,493            196,940            196,940            260,576
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        30               343,464             343,464             413,270            283,141            283,141            340,687
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------
        35               539,170             539,170             602,598            398,915            398,915            445,843
------------------- ------------------- ------------------ -------------------- ----------------- ------------------ ---------------

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE FOR ILLUSTRATIVE PURPOSES ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS MADE BY THE POLICY OWNER AND MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY FLUCTUATED ABOVE OR BELOW THE AVERAGE AMOUNT DURING A PERIOD OF POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH VALUE FOR A POLICY WOULD ALSO VARY DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUB-ACCOUNTS AND THE RATES OF RETURN OF THE SUB-ACCOUNTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.